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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 13, 1999



                             FRAGRANCENET.COM, INC.
             (Exact name of Registrant as specified in its Charter)



         DELAWARE                      0-16819                94-3054267
(State or other Jurisdiction)        (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)



                              2070 DEER PARK AVENUE
                            DEER PARK, NEW YORK 11729
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 242-3205




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         On December 13, 1999, FragranceNet.com, Inc. (the "Registrant") dismissed Janover Rubinroit, LLC ("Janover Rubinroit") as its independent auditors and appointed KPMG LLP ("KPMG") as its independent auditors for the fiscal year ending March 31, 2000. The decision to dismiss Janover Rubinroit and to retain KPMG was approved by the Board of Directors of the Registrant.

         The report of Janover Rubinroit as of and for the fiscal year ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Janover Rubinroit did not prepare the report of the Registrant for the fiscal year ended December 31, 1997. During the fiscal years ended December 31, 1998 and 1997, there were no (i) disagreements between Janover Rubinroit and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Janover Rubinroit, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, or (ii) "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         Pursuant to an Agreement and Plan of Merger dated July 28, 1999 by and among the Registrant , FAC, Inc., Telescents, Inc. ("Telescents"), Dennis M. Apfel, Jason S. Apfel and Growth Capital Partners, L.L.C., the merger of Telescents with a wholly owned subsidiary of the Registrant was accounted for as a reverse acquisition with TeleScents as the accounting acquiror and the Registrant will continue to utilize the March 31 fiscal year end date of Telescents. The financial statements of Telescents as of and for the fiscal year ended March 31, 1999 were audited and previously filed on Form 8-K on August 10, 1999, therefore there is no transition period. The next audited statements will be prepared as of and for the fiscal year ended March 31, 2000.

         Prior to the engagement of KPMG, the Registrant did not consult with such firm on any accounting, auditing or financial reporting issue.

         The Registrant has furnished Janover Rubinroit with a copy of this report and has requested it to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Janover Rubinroit's letter to the SEC, dated December 15, 1999, is filed as Exhibit 16.1 to this Form 8-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.  The following exhibits are filed with this report:

     16.1 Letter from Janover Rubinroit to the SEC regarding the change in the Registrant's certifying accountant dated December 15, 1999.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              FRAGRANCENET.COM, INC.

Date:  December 15, 1999


                                             By: /s/Jason S. Apfel
                                                  -----------------------------
                                                  Jason S. Apfel
                                                  President and Chief Executive
                                                  Officer


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                            FRAGRANCENET.COM, INC.
                                Exhibit Index
                                 To Form 8-K


Exhibit No.                            Description

16.1 Letter from Janover Rubinroit, LLC to the SEC regarding the change in the Registrant's certifying accountant dated December 15, 1999.